The Cook & Bynum Fund
Schedule of Investments
December 31, 2022 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (16.2%)
Conglomerates (16.2%)
Berkshire Hathaway, Inc. - Class B (1)	32,013	$9,888,816
TOTAL DOMESTIC COMMON STOCKS
(Cost $2,335,410)		$9,888,816

FOREIGN COMMON STOCKS (62.2%)
Breweries (17.9%)
Anheuser-Busch InBev SA/NV - ADR	128,304	7,703,372
Union de Cervecerias Peruanas Backus y Johnston SAA	500,000	3,236,979
		10,940,351
Retail - Convenience Stores (7.0%)
Fomento Economico Mexicano SAB de CV - ADR	54,513	4,258,555
Soft Drink Bottling and Distribution (26.4%)
Arca Continental SAB de CV	1,986,195	16,108,499
Specialty Retail (1.7%)
JUMBO SA	60,909	1,041,893
Wired and Wireless Telecommunications Carriers (9.2%)
Liberty Latin America Ltd. - Class A (1)	81,841	616,263
Liberty Latin America Ltd. - Class C (1)	654,782	4,976,343
		5,592,606
TOTAL FOREIGN COMMON STOCKS
(Cost $40,717,626)		$37,941,904

FOREIGN PREFERRED STOCKS (13.5%)
Soft Drink Bottling and Distribution (13.5%)
Coca-Cola Embonor SA - Class B	5,301,259	8,218,279
TOTAL FOREIGN PREFERRED STOCKS
(Cost $10,125,461)		$8,218,279

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (8.1%)
Money Market Funds (0.7%)
U.S. Bank Money Market Deposit Account, 2.500% (2)	$401,821	$401,821

U.S. Treasury Bills (7.4%)
0.000%, 03/21/2023 (1)	4,550,000	4,508,913

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,909,281)		$4,910,734

TOTAL INVESTMENTS (100.0%)
(Cost $58,087,778)		$60,959,733
TOTAL CASH INCLUDING FOREIGN CURRENCY (0.0%) (3)		18,853
TOTAL OTHER ASSETS LESS LIABILITIES (0.0%) (3)		2,990
NET ASSETS (100.0%)		$60,981,576

(1)	Non-income producing security.
(2)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of December 31, 2022.

(3)	Less than 0.05%.

Common Abbreviations:
ADR - American Depositary Receipt
SA - Sociedad Anónima
SA/NV - Societe Anonyme/Naamloze Vennootschap
SAA - Sociedad Anonima Abierta
SAB de CV - Sociedad Anónima Bursátil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percentage of net assets.

Valuation Measurements

Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

Investments in Securities at Value(1)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equities
Belgium	$7,703,372	$-	$-	$7,703,372
Bermuda	5,592,606	-	-	5,592,606
Chile	8,218,279	-	-	8,218,279
Greece	1,041,893	-	-	1,041,893
Mexico	20,367,054	-	-	20,367,054
Peru	3,236,979		-	3,236,979
United States	9,888,816	-	-	9,888,816
Short-Term Investments	401,821	4,508,913	-	4,910,734
Total Investments in Securities	$56,450,820	$4,508,913	$-	$60,959,733

(1) Please refer to the schedule of investments to view securities by industry type.

All securities of the Fund were valued using Level 1 and Level 2 inputs for the period ended December 31, 2022. Thus, a reconciliation of assets in which other significant observable inputs are used, (Level 3) is not applicable for this Fund.